Schedule of Accrued Expenses (Detail) - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015
Accounts Payable And Accrued Liabilities Current [Abstract]
Payroll and Incentive Compensation	$ 19,956	$ 19,082
Benefits	10,663	9,951
Interest	3,373	4,524
Property Taxes	4,186	3,189
Power and Fuel	1,390	1,619
Legal	1,486	1,673
Sales and Use Tax	549	523
Acquisition Related Expenses		1,355
Other	4,372	4,914
Accrued expenses, total	$ 45,975	$ 46,830